                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                _______________


                                   FORM 8-K/A

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Report:  October 26, 1993
                                        ----------------
                       (Date of earliest event reported)


                                     RPM, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


           Ohio                      0-5132              34-6550857
- ----------------------------      -------------       ------------------
(State or other jurisdiction       (Commission         (I.R.S. Employer
     of incorporation)             File Number)       Identification No.)



   P.O. Box 777, 2628 Pearl Road, Medina, Ohio        44258
  ------------------------------------------------------------------
    (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code  (216) 273-5090
                                                  -------------------

The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated October 26, 1993 as set forth in the pages attached hereto:

"Item 7. Financial Statements, Pro Forma Financial Information and Exhibits" is hereby amended and restated to include certain financial statements and pro forma financial information required in connection with the acquisition of Stonhard, Inc. by the Registrant.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements of Businesses Acquired.

         Stonhard, Inc. and Subsidiaries Consolidated Financial Statements as of December 31, 1992

                 Independent Auditors' Report

                 Consolidated Balance Sheet

                 Consolidated Statement of Operations

                 Consolidated Statement of Stockholders' Deficit

                 Consolidated Statement of Cash Flows

                 Notes to Consolidated Financial Statements

(b)      Pro Forma Financial Information.

         RPM, Inc. and Subsidiaries and Stonhard, Inc. -- Pro Forma Condensed Combined Financial Statements (Unaudited)

                 Pro Forma Condensed Combined Balance Sheet of RPM, Inc. and Subsidiaries and Stonhard, Inc. as of August 31, 1993 (Unaudited)

                 Pro Forma Condensed Combined Statement of Income of RPM, Inc. and Subsidiaries and Stonhard, Inc. for the Fiscal Year ended May 31, 1993 (Unaudited)

                 Pro Forma Condensed Combined Statement of Income of RPM, Inc. and Subsidiaries and Stonhard, Inc. for the Three Months ended August 31, 1993 (Unaudited)


(c)      Exhibits.


Exhibit No.
- -----------
2.1           Agreement and Plan of Reorganization, dated October 1, 1993
              (without Exhibits and Schedules), by and among the Company,
              Subsidiary, Stonhard and the Stockholders

                                                                                   (*)

2.1.1         First Amendment to Agreement and Plan of Reorganization, dated
              October 25, 1993, by and among the Company, Subsidiary,
              Stonhard and the Stockholders (without Schedules)
                                                                                   (*)

23.1          Consent of Haefele, Flanagan &
              Co.

99(1)         Credit Agreement, dated October 20, 1993, between the Company and National City Bank, Cleveland, Ohio
                                                                                   (*)



- -------------------

*        Previously filed.

                                   RPM, INC.

                              FINANCIAL STATEMENTS

               PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                                  (Unaudited)


                           RPM, INC. AND SUBSIDIARIES
                                      AND
                                 STONHARD, INC.


The following unaudited pro forma condensed combined balance sheet as of August 31, 1993, gives effect to the merger and reorganization of RPM, Inc. and Subsidiaries and Stonhard, Inc., using the pooling of interests method of accounting as if the merger occurred on August 31, 1993. The following unaudited pro forma condensed statements of income combine the condensed statements of RPM, Inc. and Subsidiaries and Stonhard, Inc. for the year ended May 31, 1993, and the three months ended August 31, 1993, assuming the merger and reorganization had been consummated as of the beginning of those periods. The pro forma information is based on the historical financial statements of RPM, Inc. and Subsidiaries and Stonhard, Inc. giving effect to the transaction under the pooling of interests method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma financial statements.

The objective of this pro forma financial information is to show what the significant effects on the historical financial information might have been had the transactions occurred at an earlier date. However, the pro forma condensed combined financial statements are not necessarily indicative of the results of operations or related effects on financial position that would have been attained had the above-mentioned transaction actually occurred earlier. The pro forma financial statements should be read in conjunction with the audited financial statements and notes of Stonhard, Inc. contained elsewhere herein.

                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                  (Unaudited)
                                AUGUST 31, 1993
                    (In thousands except per share amounts)


                                                    RPM, Inc. and
                                                    Subsidiaries        Stonhard,        Pro Forma        Pro Forma
              ASSETS                                (As Reported)         Inc.          Adjustments       Combined
              ------                                 -----------        ---------       -----------       ---------
Current Assets
     Cash and short-term cash
           investments                                  $ 20,907          $  1,191           $              $ 22,098
     Marketable securities, at cost                        4,399                                               4,399
     Trade accounts receivable, net                      133,442            25,547                           158,989
     Inventories                                         120,990             7,197                           128,187
     Prepaid expenses and other
           current assets                                 12,321             3,901                            16,222
                                                        --------          --------           --------       --------

           Total current assets                          292,059            37,836                           329,895
                                                        --------          --------           --------       --------


Property, Plant and Equipment, At Cost                   237,071            13,002                           250,073
     Less allowance for depreciation
           and amortization                               94,055             8,155                           102,210
                                                        --------          --------           --------       --------

     Property, plant and equipment, net                  143,016             4,847                           147,863
                                                        --------          --------           --------       --------


Other Assets
     Cost of businesses over net assets
           acquired, net of amortization                 106,679                                             106,679
     Other intangible assets, net of
           amortization                                   29,803               683                            30,486
     Equity in unconsolidated affiliates                  12,005               347                            12,352
     Other                                                21,415             2,532                            23,947
                                                        --------          --------           --------       --------

           Total other assets                            169,902             3,562                           173,464
                                                        --------          --------           --------       --------

Total Assets                                            $604,977          $ 46,245           $              $651,222
                                                        ========          ========           ========       ========

                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                  (Unaudited)
                                AUGUST 31, 1993
                    (In thousands except per share amounts)


                                                    RPM, Inc. and
          LIABILITIES AND                           Subsidiaries        Stonhard,        Pro Forma        Pro Forma
       SHAREHOLDERS' EQUITY                         (As Reported)         Inc.          Adjustments       Combined
       --------------------                          -----------        ---------       -----------       ---------
Current Liabilities
     Notes and accounts payable                         $ 37,092          $ 10,023           $              $ 47,115
     Current portion of long-term debt                     9,752             1,481                            11,233
     Accrued compensation and benefits                    19,995               848                            20,843
     Accrued warranty and loss reserves                    9,934                                               9,934
     Other accrued liabilities                            14,892             6,213                            21,105
     Income taxes payable                                 11,293               115                            11,408
                                                        --------          --------           --------       --------

           Total current liabilities                     102,958            18,680                           121,638
                                                        --------          --------           --------       --------

Long-Term Debt, Less Current Maturities                  182,986            35,514                           218,500
                                                        --------          --------           --------       --------

Deferred Income Taxes and Other                            6,872               328                             7,200
                                                        --------          --------           --------       --------

Shareholders' Equity
     Common shares                                         1,209             1,135         (a)     81          1,290
                                                                                           (a) (1,135)

     Paid-in capital                                     143,506                           (a)  1,054        144,560
     Cumulative translation adjustments                     (308)           (2,018)                           (2,326)

     Retained earnings                                   167,754            (7,394)                          160,360
                                                        --------          --------           --------       --------

           Total shareholders' equity                    312,161            (8,277)                          303,884
                                                        --------          --------           --------       --------

Total Liabilities and
     Shareholders' Equity                               $604,977          $ 46,245           $              $651,222
                                                        ========          ========           ========       ========


(a) Reflects the adjustment to common shares and paid-in capital resulting from the merger and reorganization of RPM, Inc. and Subsidiaries and Stonhard, Inc., using the pooling of interests method of accounting.

                PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                                  (Unaudited)
                        FOR THE YEAR ENDED MAY 31, 1993
                    (In thousands except per share amounts)


                                                  RPM, Inc. and(1)
                                                    Subsidiaries        Stonhard,        Pro Forma        Pro Forma
                                                    (As Restated)         Inc.          Adjustments       Combined
                                                     -----------        ---------       -----------       ---------
Net Sales                                               $674,508          $ 93,864           $              $768,372

Cost of Sales                                            396,419            48,660                           445,079
                                                        --------          --------           --------       --------

Gross Profit                                             278,089            45,204                           323,293

Selling, General and Administrative
     Expenses                                            195,705            42,958        (a)     600        239,263

Interest Expense, Net                                     13,359             4,190                            17,549
                                                        --------          --------           --------       --------

Income Before Income Taxes                                69,025            (1,944)              (600)        66,481


Provision for Income Taxes                                27,870            (   87)       (b)    (553)        27,230
                                                        --------          --------           --------       --------

Net Income                                              $ 41,155      $  (   1,857)          $   ( 47)      $ 39,251
                                                        ========      ============           ========       ========


Average Shares Outstanding                                49,707                          (c)   3,560         53,267
                                                          ======                                =====         ======


Primary Earnings Per Share                                 $0.83                                               $0.74
                                                           =====                                               =====


Fully Diluted Earnings Per Share                           $0.79                                               $0.71
                                                           =====                                               =====


(1) Data for the year ended May 31, 1993 has been restated to reflect the June 1993 acquisition of Dynatron/Bondo Corporation accounted for as a pooling of interests.

(a) Reflects the fees and expenses associated with the merger and reorganization of RPM, Inc. and Subsidiaries and Stonhard, Inc.

(b) Taxes have been computed assuming Stonhard, Inc. was included in RPM, Inc. and Subsidiaries' federal income tax return for the period and reflects the income tax effects related to the other pro forma adjustments.

(c) Reflects the RPM, Inc. shares issued in connection with the acquisition of Stonhard, Inc. using the pooling of interests method of accounting.



                PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                                  (Unaudited)
                   FOR THE THREE MONTHS ENDED AUGUST 31, 1993
                    (In thousands except per share amounts)


                                                    RPM, Inc. and
                                                    Subsidiaries        Stonhard,        Pro Forma        Pro Forma
                                                    (As Reported)         Inc.          Adjustments       Combined
                                                     -----------        ---------       -----------       ---------
Net Sales                                               $183,767          $ 25,580           $              $209,347

Cost of Sales                                            106,987            12,846                           119,833
                                                        --------          --------           --------       --------

Gross Profit                                              76,780            12,734                            89,514

Selling, General and Administrative
     Expenses                                             49,848             9,390        (a)     600         59,838

Interest Expense, Net                                      2,728               901                             3,629
                                                        --------          --------           --------       --------

Income Before Income Taxes                                24,204             2,443             (  600)        26,047


Provision for Income Taxes                                10,287               286        (b)     579         11,152
                                                        --------          --------            -------       --------

Net Income                                              $ 13,917          $  2,157           $ (1,179)      $ 14,895
                                                        ========          ========           ========       ========


Average Shares Outstanding                                52,149                          (c)   3,560         55,709
                                                          ======                                =====         ======


Primary Earnings Per Share                                 $0.27                                               $0.27
                                                           =====                                               =====


Fully Diluted Earnings Per Share                           $0.25                                               $0.25
                                                           =====                                               =====


(a) Reflects the fees and expenses associated with the merger and reorganization of RPM, Inc. and Subsidiaries and Stonhard, Inc.

(b) Taxes have been computed assuming Stonhard, Inc. was included in RPM, Inc. and Subsidiaries' federal income tax return for the period and reflects the income tax effects related to the other pro forma adjustments.

(c) Reflects the RPM, Inc. shares issued in connection with the acquisition of Stonhard, Inc. using the pooling of interests method of accounting.



                        STONHARD, INC. AND SUBSIDIARIES
                       CONSOLIDATED FINANCIAL STATEMENTS
                               DECEMBER 31, 1992

                        STONHARD, INC. AND SUBSIDIARIES
                       CONSOLIDATED FINANCIAL STATEMENTS


                                    CONTENTS



                                                        Page
                                                       ------
Independent Auditors' Report                              1

Consolidated Financial Statements:

  Consolidated Balance Sheet                              2

  Consolidated Statement of Operations                    3

  Consolidated Statement of Stockholders' Deficit         4

  Consolidated Statement of Cash Flows                    5

Notes to Consolidated Financial Statements             6  - 16

                          INDEPENDENT AUDITORS' REPORT




To the Board of Directors
Stonhard, Inc. and Subsidiaries
Maple Shade, New Jersey

     We have audited the accompanying consolidated balance sheet of STONHARD, INC. AND SUBSIDIARIES as of December 31, 1992 and the related consolidated statements of operations, stockholders' deficit and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the
consolidated   financial   statements   are   free   of   material
misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of STONHARD, INC. AND SUBSIDIARIES as of December 31, 1992 and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.


                                       Haefele, Flanagan & Co.


Moorestown, New Jersey
March 24, 1993

                        STONHARD, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 1992


                                     ASSETS




Current Assets
  Cash                                              $   392,790
  Accounts receivable - trade, net                   23,567,975
  Inventories                                         6,793,396
  Stockholder's advances                                257,463
  Prepaid expenses                                    1,670,374
  Other current assets                                1,658,393
                                                    -----------
     Total current assets                            34,340,391
                                                    -----------


Property, Plant and Equipment, net                    4,888,174



Other Assets
  Deferred financing costs, net                       1,354,259
  Patents and trademarks, net                           780,038
  Other intangible assets, net                          306,010
  Investment at equity                                  712,225
  Cash value of life insurance                          451,072
  Other                                                 191,402
                                                    -----------



     Total other assets                               3,795,006
                                                    -----------




     Total Assets                                   $43,023,571
                                                    ===========

                     LIABILITIES AND STOCKHOLDERS' DEFICIT



Current Liabilities
  Notes payable to banks                            $   464,163
  Current maturities of long-term debt                  856,250
  Accounts payable                                    5,811,939
  Accounts payable - affiliates                       2,106,423
  Accrued subcontractor fees                          2,144,688
  Accrued expenses and other current liabilities      4,407,255
  Deferred income taxes                                  54,000
                                                    -----------
     Total current liabilities                       15,844,718
                                                    -----------
Debt
  Long-term debt, net                                26,556,043
  Subordinated debt, net                              9,106,238
  Stockholder loans                                     465,000
                                                    -----------
                                                     36,127,281

Deferred Compensation                                   877,068

Minority Interest                                       255,590

Stockholders' Deficit
  Common stock, no par value
  authorized 15,000 shares; 3,796 shares
  issued and outstanding                              1 135,103
  Retained earnings                                   1,724,649
  Cumulative translation adjustment                (  1,272,128)
  Less:  treasury stock at cost - 4,812 shares     ( 11,668,710)
                                                    -----------
     Total stockholders' deficit                   ( 10,081,086)
                                                    -----------



     Total Liabilities and Stockholders' Deficit    $43,023,571
                                                    ===========

The accompanying notes are an integral part of the consolidated financial statements.

                        STONHARD, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1992




Revenues                                             $92,274,182

Costs and expenses
  Cost of products and services                       47,990,434
  Selling, general and administrative                 41,260,265
  Depreciation and amortization                        1,392,740
  Restructuring costs                                  1,746,425
                                                     -----------
                                                      92,389,864
                                                     -----------
     Loss from continuing operations                    (115,682)

Other income (expense)
  Gain (loss) on disposal of
   property, plant and equipment                     (    10,016)
  Interest expense                                  (  3,735,075)
  Minority interest                                      107,136
  Exchange rate gain                                      38,706
  Miscellaneous expense                              (    82,234)
                                                     -----------
                                                      (3,681,483)
                                                     -----------
     Loss from continuing operations
      before income taxes                           (  3,797,165)

Benefit from income taxes                                456,314
                                                     -----------
Loss from continuing operations                     (  3,340,851)
Loss from discontinued operations                        945,258
                                                     -----------
Loss before extraordinary item                      (  4,286,109)

Extraordinary item - loss on
  early extinguishment of debt                           213,652
                                                     -----------
     Net Loss                                       ($ 4,499,761)
                                                     ===========





The accompanying notes are an integral part of the consolidated financial statements.

                                   STONHARD, INC.  AND  SUBSIDIARIES
                           CONSOLIDATED STATEMENT OF STOCKHOLDERS' DEFICIT
                                 FOR THE YEAR ENDED DECEMBER 31, 1992


                                                                    Foreign
                                                                    Currency
                             Common Stock             Retained      Translation       Treasury Stock
                          Shares       Amount         Earnings      Adjustments     Shares        Amount              Total
                          ------       ------         --------      -----------     ------        ------             -------
Balance,
   December 31, 1991        3,796     $1,135,103      $6,774,570        $20,247      4,812      ($11,668,710)      ($3,738,790)
Net Loss                                             ( 4,499,761)                                                  ( 4,499,761)
Translation adjustments                                             ( 1,292,375)                                   ( 1,292,375)
Cash dividends -
   $29 per share                                     (   109,267)                                                  (   109,267)
Warrant Repurchase                                   (   440,893)                                                  (   440,893)
                            -----     ----------      ----------     ----------      -----        ----------        ----------
Balance,
   December 31, 1992        3,796     $1,135,103      $1,724,649    ($1,272,128)     4,812      ($11,668,710)     ($10,081,086)
                            =====     ==========      ==========     ==========      =====        ==========        ==========

The accompanying notes are an integral part of the consolidated financial statements.

                        STONHARD, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1992





Cash flows from operations
 Continuing operations
   Net loss from continuing operations              ($3,554,503)
   Adjustments for differences between
   income flows and cash flows from
   continuing operations:
   Write-off of deferred debt costs                     213,652
   Depreciation and amortization                      1,233,633
   Provision for losses on accounts receivable          167,959
   Loss on sale of property, plant and equipment         10,016
   Minority interest                                (   107,136)
   Deferred incentive compensation                      426,434
   (Increase) decrease in:
     Accounts receivable                            ( 2,568,461)
     Inventories                                    (   288,798)
     Prepaid expenses and other current assets      ( 1,014,059)
   (Decrease) increase in:
     Accounts payable - trade                         1,408,411
     Accounts payable - affiliates                    1,209,832
     Accrued expenses and other current liabilities   1,065,594
     Income taxes payable                           (   251,244)
                                                     ----------
  Net cash used in continuing operations            ( 2,048,670)
  Discontinued operations
     Loss from discontinued operations              (   945,258)
     Liabilities of discontinued division               176,837
                                                     ----------
  Net cash used in discontinued operations          (   768,421)
                                                     ----------
Net cash used in operating activities               ( 2,817,091)
                                                     ----------

Cash flows from investing activities
  Purchase of property, plant and equipment          (  445,083)
  Payment for intangibles                            (1,840,300)
  Proceeds from sale of property, plant
  and equipment                                          30,370
  Investment in subsidiary                           (  119,281)
  Increase in other assets                           (  132,158)
                                                      ---------
Net cash used in investing activities                (2,506,452)
                                                      ---------
Cash flows from financing activities
  Proceeds of short-term debt                            27,892
  Proceeds of long-term debt                          6,766,676
  Repayment of long-term debt                        (  375,000)
  Proceeds from subordinated debt                       473,567
  Stockholder loans                                     165,000
  Warrant purchase                                   (  440,893)
  Dividends paid                                     (  109,267)
                                                      ---------
Net cash provided by financing activities             6,507,975

Effect of exchange rate changes on cash              (1,292,375)
                                                      ---------
Net decrease in cash                                 (  107,943)

Cash, January 1                                         500,733
                                                      ---------
Cash, December 31                                    $  392,790
                                                      =========

The accompanying notes are an integral part of the consolidated financial statements.

                       STONHARD, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               DECEMBER 31, 1992



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      The Company is engaged in the manufacturing, sales and installation of industrial floor products.

Consolidation

      The consolidated financial statements include the accounts of Stonhard, Inc., the parent company, Stonhard Company Limited, a 79% owned Canadian corporation, Stonhard France S.A.R.L., a 79% owned French corporation, Stonhard Latin America, a 79% owned Mexican corporation and Stonhard GMBH a 79% owned German corporation. Appropriate elimination of all intercompany accounts and transactions and recognition of minority interest have been made in the statements.

Revenue Recognition

      When the Company is not responsible for installation of its products, revenue from sales of material is recognized upon shipment. When the Company is responsible for the installation of its products, revenue is recognized upon achievement of contractual milestones through completion.

Accounts Receivable

      Accounts receivable were recorded net of allowance for doubtful accounts of $300,182 at December 31, 1992.

Inventories

      Inventories are stated at the lower of cost or market. Cost is determined by the last-in, first-out (LIFO) method for domestic inventories and the first-in, first-out (FIFO) method for the Company's Canadian and European operations.

Property, Plant, Equipment and Depreciation

      Property, plant and equipment are stated at cost. Depreciation is provided using straight-line methods over estimated useful lives of respective assets. Maintenance and repairs are charged to expense as incurred; major renewals and betterments are capitalized.

                        STONHARD, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               DECEMBER 31, 1992


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Intangible Assets

      Deferred financing costs are being amortized on the straight-line basis over the life of the debt. Deferred financing costs are shown net of accumulated amortization of $501,789 at December 31, 1992. The Company capitalized $1,500,200 of financing costs in 1992.

      Patents and trademarks are being amortized on the straight-line basis over ten years. Patents and trademarks are shown net of accumulated amortization of $38,847 at December 31, 1992. The Company capitalized $319,500 of patent and trademark costs in 1992.

      Other intangible assets consist of goodwill and organization costs. These intangibles are shown net of accumulated amortization of $68,124 at December 31, 1992.

      Amortization expense for all intangible assets was $534,273 at December 31, 1992.

Investments, at Equity

      Investments carried at equity consist of the following at December
31, 1992:

                                                Percentage Owned
                                                ----------------
      Sunray Industrial Complex, Inc.                33 1/3%
      Stonhard De Mexico                              49%

Cash Value of Life Insurance

      Cash value of life insurance was recorded net of policy loans of $145,538 at December 31, 1992.

Income Taxes

      The stockholders of the parent company, Stonhard, Inc. have elected to have the corporation taxed as an "S" corporation for federal tax purposes. Accordingly, no U.S. federal income taxes have been provided for the year ended December 31, 1992. Provision is made for income taxes due to states not recognizing "S" corporation status and foreign income taxes.

Research and Development

      Product research and development costs are expensed as incurred and for 1992 amounted to $515,190.

                        STONHARD, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               DECEMBER 31, 1992


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Foreign Currency Translation

      The assets and liabilities of foreign subsidiaries are translated into U.S. dollars at exchange rates in effect at the balance sheet date. Operating results are translated at weighted-average exchange rates in effect during the period. Net unrealized translation adjustments are recorded as a separate component of stockholders' equity. Gains and losses from foreign currency transactions when significant are shown on the statements of operations.

Statements of Cash Flows

      The Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Future Accounting Changes -

      Postretirement Benefits

      The Financial Accounting Standards Board has issued Statement of Financial Accounting Standards No. 106 which is effective for fiscal years beginning after December 15, 1994 for certain small, non-public employers. SFAS No. 106 requires that the expense of postretirement benefits will be accrued until the employee becomes eligible to receive benefits. The Company plans to adopt SFAS No. 106 in 1994. The Company expects that implementation of SFAS No. 106 will not have a material effect on financial condition or results of operations.

      Income Tax Accounting

      SFAS No. 109 was issued in 1992 to be effective for fiscal years beginning after December 15, 1992. This standard requires that deferred tax assets and liabilities be recognized for any difference between the tax basis of assets and liabilities and their financial reporting amounts measured by using presently enacted current and/or future tax laws and rates. The Company expects that adoption of SFAS No. 109 will not have a material effect on the Company's financial condition or results of operations.

NOTE 2 - RESTRUCTURING

      In 1992, management instituted a restructuring program designed to reduce costs, improve operating efficiencies and increase shareholder value. The program included the closing of a division and the downsizing of certain operations. Restructuring costs of $1,746,425 include severance and other expenses of the program (See Note 7 -
Discontinued Operations).

                        STONHARD, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               DECEMBER 31, 1992

NOTE 3 - CASH AND CASH EQUIVALENTS

      The Company maintains cash and cash equivalents at various financial institutions in New Jersey and Pennsylvania. Accounts at each institution are insured by the Federal Deposit Insurance Corporation up
to $100,000.    At December 31,  1992,  the  Company's uninsured bank
balances totalled $411,237.

NOTE 4 - INVENTORIES

      Inventories are summarized as follows:

                                                1992
                                           -----------
           Raw materials                   $ 1,296,344
           Finished goods                    5,497,052
                                           -----------
                                           $ 6,793,396
                                           ===========


NOTE 5 - PROPERTY, PLANT AND EQUIPMENT

      Property, plant and equipment are classified as follows:

                                                1992
                                           -----------
      Land                                 $   240,740
      Building and building improvements     4,082,101
      Machinery and equipment                4,464,518
      Data processing equipment              1,880,227
      Furniture and fixtures                 1,862,143
      Transportation equipment                 634,232
                                           -----------
                                            13,163,961
      Less:  accumulated depreciation
      and amortization                    (  8,275,787)
                                           -----------
                                           $ 4,888,174
                                           ===========

      Depreciation expense for the year ended December 31, 1992 was $913,012.

NOTE 6 - DEBT

Notes Payable to Banks

      Notes payable to banks are due upon demand; bear interest at the banks' prime rate plus one percent (8.5% at December 31, 1992) and are unsecured.

                        STONHARD, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               DECEMBER 31, 1992


NOTE 6 - DEBT (CONTINUED)

Long-Term Debt

                                                    1992
                                                 ----------
Revolving credit note payable to
Heller Financial in the amount
of $20,000,000 with monthly
interest installments at the
bank's prime rate plus two and
one-quarter percent (10.25%
at December 31, 1992), due
December 31, 1995.                              $18,869,951

Term note payable to Heller
Financial in quarterly principal
installments starting at $125,000
and increasing to $450,000 with
monthly interest installments
payable at the bank's prime rate
plus two and one-half percent
(10.5% at December 31, 1992),
due December 31, 1995.                            6,325,000

14.5% term note payable to
Heller Financial in monthly
interest installments of
$24,167, due December 31, 1995.                   2,000,000

Overadvance on revolving credit
note payable to Heller Financial
with monthly interest installments
at a fixed rate of interest
(14% at December 31, 1992),
due December 31,  1995.                             217,342
                                                -----------
                                                 27,412,293

     Less current maturities                        856,250
                                                -----------
                                                $26,556,043
                                                ===========

                       STONHARD, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               DECEMBER 31, 1992


NOTE 6 - DEBT (CONTINUED)

Long-Term Debt (continued)

      On March 25, 1992 the Company entered into a Credit and Security Agreement (the "Agreement") with Heller Financial, Inc. ("Heller") to refinance its then existing revolving credit, term and mortgage notes with a $28,700,000 Credit Facility. The Credit Facility consists of (i) a $20,000,000 revolving credit note, (ii) a $6,700,000 term note, and
(iii) a $2,000,000 term note. All notes are secured by the stock of all the Company's subsidiaries and the assets and properties of the Company and its subsidiaries. The Credit Facility is guaranteed by all
subsidiaries  of   the   Company.      The  Agreement  has   customary
representations and warranties, negative covenants (including, among other things, limitations on mergers, investments, indebtedness, dividends and other distributions), affirmative covenants (including financial covenants), and events of default. At December 31, 1992 the Company was not in compliance with certain covenants contained in the Agreement. The Company has, however, obtained a waiver of these covenants from Heller.

      As part of the Agreement the Company issued warrants for 221 shares of its common stock to Heller. The warrants contain a put option. The put option requires the Company to purchase the warrants from March 25, 2002. The price will be determined by the then current appraised value of the Company as mutually agreed upon by the majority stockholders and Heller.

      In concert with the Agreement, Stonhard paid $600,000 to purchase the outstanding warrants held by CoreStates Enterprise Fund. Stonhard also paid fees in the amount of $630,753 to Heller at closing. The fees associated with the refinancing have been included in deferred debt costs.

      The aggregate principal maturities of long-term debt are as follows:

            1994                             $ 1,368,750
            1995                              25,187,293
                                             -----------
                                             $26,556,043
                                             ===========

Extraordinary Item

      As a result of entering into a new credit agreement, the Company wrote off certain costs incurred in connection with its prior credit arrangements. This write-off is shown as an extraordinary charge of $213,652 in the accompanying income statement. No income tax benefit resulted from this charge.

                        STONHARD, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               DECEMBER 31, 1992

NOTE 6 - DEBT (CONTINUED)

Subordinated Debt

      The subordinated debtors have agreed to forego principal payments until January 15, 1996 at which time the entire principal shall be due. Interest will be paid quarterly at prime rate plus 1% from March 25, 1992 through January 14, 1993 and at prime rate plus 3% from January 15, 1993 until maturity. Foregone interest payments can, at the discretion of the Company, constitute additional principal. For the year ended December 31, 1992, $423,567 became such principal.

      This debt is subordinated to all Heller and bank debt.

Stockholder Loans

      At December 31, 1992, the stockholder loans were unsecured, bore interest at the Company's bank's prime interest rate, had no scheduled date of repayment, and required payments of interest monthly.

NOTE 7 - DISCONTINUED OPERATIONS

      As part of the restructuring program, the Company discontinued its Japan operations in December 1992. Financial results for the prior period have not been restated as these results are not significant. Net sales for the year ended December 31, 1992 were $189,000. Assets were immaterial and management provided $176,837 for phase out expenses associated with the closure. This amount is included under the caption of "Accrued expenses and other current liabilities" in the accompanying consolidated balance sheet at December 31, 1992. There is no income tax benefit included in the loss.

NOTE 8 - INCOME TAXES

      The benefit from income taxes is categorized as follows:

                                                 1992
                                                --------
           Foreign Income Tax Benefit           $456,314
                                                ========

      At December 31, 1992, the Company had approximately $3,852,989 of foreign net operating loss carryforwards available to reduce future foreign taxable income through 1996.

                       STONHARD, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               DECEMBER 31, 1992

NOTE 9 - DEFERRED COMPENSATION

     A Phantom Stock Incentive Compensation Plan was adopted in 1990. Under the plan, key management employees are awarded additional
compensation based upon performance.   The additional compensation
transferrable into Phantom Equity Units. Changes in the value of the Phantom Equity Units parallel the changes in the market value of the Company's common stock. The Company will grant Phantom Equity Units equated to 6% of the Company stock over the next five years. The units will vest at the end of five years. However, participants are eligible to receive at a minimum the amount of additional compensation deferred through the plan.

     The Company initiated a Deferred Compensation Plan in 1991. The plan permits certain key employees to defer portions of their compensation. To fund the plan, the Company purchased whole-life insurance contracts on the related employees. The Company, which is the owner and beneficiary of the insurance policies, paid whole-life insurance premiums of $367,403 for 1992. Costs charged to operations under such agreement were $35,992 in 1992.

     At December 31, 1992 compensation expense under the Plans was $426,433.

NOTE 10 - EMPLOYEE BENEFIT PLAN

     The Company has a 401K plan for the benefit of all of its employees. The Company's contribution to the plan for the year ended December 31, 1992 was $50,533.

NOTE 11 - RELATED PARTY TRANSACTIONS

     The Company has entered into various transactions with companies with common ownership. A summary of these transactions is listed below.

                                                      1992
                                                   ----------
     Included in accounts receivable - trade       $   46,080
                                                   ==========
     Purchases of product                          $5,394,957
                                                   ==========

     In addition, the Canadian Subsidiary has entered into an agreement to lease office and warehouse space from a related party until February 1994. The agreement calls for monthly payments of $18,500 for the duration of the lease. Rental expense for the year ended 1992 was $218,740.

                        STONHARD, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               DECEMBER 31, 1992

NOTE 12 -  SUPPLEMENTARY DISCLOSURE OF CASH FLOW INFORMATION

      Cash paid during the year for:

                                                        1992
                                                     ----------
                 Interest                            $3,705,044
                                                     ==========
                 Income Taxes                        $  251,243
                                                     ==========

      Non-Cash Financing Activity

      Long-term debt of $20,828,081 was refinanced in 1992.

NOTE 13 -  COMMITMENTS

Employment Agreements

      The Company has employment agreements with various officers and key employees which require minimum annual compensation. The following summarizes minimum annual salaries that are due under the above agreements:

           1993                          $  849,500
           1994                             867,100
           1995                             885,500
           1996                             904,800
           1997                             468,000
           Thereafter                     1,928,200
                                         ----------
           Total                         $5,903,100
                                         ==========

Leases

      The Company leases office space and equipment under various operating lease agreements. Terms of the leases, including renewals and maintenance costs vary by lease. The minimum annual rental payments under non-cancelable operating leases as of December 31, 1992 were as follows:

           1993                          $1,064,881
           1994                             674,336
           1995                             228,354
           1996                             116,009
           1997                              26,514
           Thereafter                         4,155
                                         ----------
           Total                         $2,114,249
                                         ==========

      Rent expense for all operating leases amounted to $1,614,775 in 1992.

                        STONHARD, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               DECEMBER 31, 1992

NOTE 13 -  COMMITMENTS (CONTINUED)

Letters of Credit

      The Company has outstanding letters of credit in the amount of $279,250 which guarantee the Company's performance under certain surety agreements which expire in May 1993. Cash deposits of $157,900 are being held as collateral in conjunction with these letters of credit.


Guarantees

      The  Canadian  Subsidiary  has  guaranteed   the  debt   of  an
unconsolidated subsidiary in the amount of $173,038.

Litigation

      In connection with the sale of a related entity ("Entity"), the Company had indemnified the buyer for certain environmental claims. In June 1992, the Entity received a general notice from the United States Environmental Protection Agency ("US EPA") that it was one of approximately 1,300 potentially responsible parties in connection with the clean up of the Solvent Recovery Services of New England superfund site. The Entity is alleged to be responsible for less than 1% of the potential clean-up expense. The actual cost of remedial action has not been determined and the method of allocation of liability among parties who may ultimately be found liable remains uncertain. However, the Company's share of the less than 1% portion of the clean up expense is limited to the Entity's involvement with the site during the Company's related ownership period. The Company believes that its share of the expense is minimal.

      The Company is involved in other litigation and administrative proceedings primarily arising in the normal course of its business. In the opinion of management, the Company's recovery, if any, or the Company's liability, if any, under any pending litigation or administrative proceedings including that described in the preceding paragraph would not materially effect its financial condition or operations.

                        STONHARD, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               DECEMBER 31, 1992


NOTE 14 -  INDUSTRY SEGMENT AND GEOGRAPHIC AREA INFORMATION

      The Company operates principally in one business segment: the manufacture and sale of polymer flooring.

      Information concerning the Company's operations in different geographical areas at December 31, 1992 and for the year ended is summarized as follows:


                                                                                Foreign
                                 United         Canadian         European      and Other
                                 States        Operations       Operations     Operations       Total
                                --------       ----------       ----------     ----------      --------
Revenues                       $58,068,969     $13,122,986     $12,930,407     $8,151,820     $92,274,182
                               ===========     ===========     ===========     ==========     ===========
Net income (loss)              $ 2,629,705    ($   535,682)   ($ 5,514,856)   ($1,078,928)   ($ 4,499,761)
                               ===========     ===========     ===========     ==========     ===========

                                   SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.

                                        RPM, INC.


                                        /s/ Thomas C. Sullivan
                                        ___________________________
                                        Thomas C. Sullivan, Chairman


DATE:  January 6, 1994